OLD MUTUAL FUNDS II
SUPPLEMENT DATED NOVEMBER 18, 2011

This Supplement updates certain information contained in the currently effective Old Mutual Cash Reserves Fund Institutional Class Shares Prospectus, dated July 26, 2011 (the “Prospectus”).  You should retain your Prospectus and any supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

On November 17, 2011, the Board of Trustees of Old Mutual Funds II approved a Plan of Liquidation and Dissolution (the “Liquidation”) pursuant to which the assets of the Old Mutual Cash Reserves Fund (the “Fund”) will be liquidated and the proceeds remaining after payment of or provision for liabilities and obligations of the Fund will be distributed to shareholders.  The Liquidation is subject to approval by shareholders of the Fund at a Special Meeting of Shareholders to be held on March 9, 2012, or at any adjournments thereof.

If shareholders of the Fund approve the Liquidation, on or about March 16, 2012 (the “Effective Date”), the Fund will begin liquidating its portfolio assets and will hold or reinvest the proceeds thereof in cash and such short-term securities as the Fund may lawfully hold or invest.  As a result, the Fund will not be pursuing its investment objective after the Effective Date.

The Fund anticipates that it will complete the Liquidation on or around the close of business on March 23, 2012 (the “Liquidation Date”).  On or before the Liquidation Date, the Fund will make liquidating distributions to each remaining shareholder, equal to the shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and thereafter the Fund will be terminated and dissolved.

Fund shareholders as of the close of business on the record date, December 19, 2011, will receive a Proxy Statement providing notice of the Special Meeting of Shareholders and details regarding the Liquidation.  The Proxy Statement will also be available on the Securities and Exchange Commission’s website at http://www.sec.gov or by contacting Old Mutual Funds at 888-772-2888.

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Distributed by Old Mutual Investment Partners
R-11-076   11/2011

OLD MUTUAL FUNDS II
SUPPLEMENT DATED NOVEMBER 18, 2011

This Supplement updates certain information contained in the currently effective Class A, Class C, Class Z and Institutional Class shares Prospectus of Old Mutual Funds II, dated July 26, 2011 as supplemented (the “Prospectus”).  You should retain your Prospectus and any supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

On November 17, 2011, the Board of Trustees of Old Mutual Funds II approved a Plan of Liquidation and Dissolution (the “Liquidation”) pursuant to which the assets of the Old Mutual Cash Reserves Fund (the “Fund”) would be liquidated and the proceeds remaining (after payment of or provision for liabilities and obligations of the Fund) would be distributed to shareholders.  The Liquidation is subject to approval by shareholders of the Fund at a Special Meeting of Shareholders to be held on March 9, 2012, or at any adjournments thereof.

If shareholders of the Fund approve the Liquidation, on or about March 16, 2012 (the “Effective Date”), the Fund will begin liquidating its portfolio assets and will hold or reinvest the proceeds thereof in cash and such short-term securities as the Fund may lawfully hold or invest.  As a result, the Fund will not be pursuing its investment objective after the Effective Date.

The Fund anticipates that it will complete the Liquidation on or around the close of business on March 23, 2012 (the “Liquidation Date”).  On or about the Liquidation Date, the Fund will make liquidating distributions to each remaining shareholder, equal to the shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and thereafter the Fund will be terminated and dissolved.

Fund shareholders as of the close of business on the record date, December 19, 2011, will receive a Proxy Statement providing notice of the Special Meeting of Shareholders and details regarding the Liquidation.  The Proxy Statement will also be available on the Securities and Exchange Commission’s website at http://www.sec.gov or by contacting Old Mutual Funds at 888-772-2888.

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Distributed by Old Mutual Investment Partners
R-11-075   11/2011

Old Mutual Funds II
Supplement Dated November 18, 2011

This Supplement updates certain information contained in the currently effective Class A, Class C, Class Z and Institutional Class shares Prospectus of Old Mutual Funds II dated July 26, 2011 as supplemented (the “Prospectus”).  You should retain your Prospectus and any supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

On November 17, 2011, the Board of Trustees of the Old Mutual High Yield Fund (the “Old Mutual Fund”), a series portfolio of Old Mutual Funds II, approved an Agreement and Plan of Reorganization (the “Agreement”) on behalf of the Old Mutual Fund.  Pursuant to the Agreement, the Old Mutual Fund’s assets and liabilities would be transferred to the First Eagle High Yield Fund (the “First Eagle Fund”), a newly formed series portfolio of the First Eagle Funds with substantially the same objectives, investment strategies, and risks as the Old Mutual Fund, and shareholders in the Old Mutual Fund would become shareholders of the First Eagle Fund.

Shareholders of the Old Mutual Fund as of the close of business on November 18, 2011 (the “record date”) will be asked to approve the reorganization of the Old Mutual Fund at a shareholder meeting to be held on or about December 28, 2011.  If approved by shareholders and other closing conditions are satisfied, all of the assets and liabilities of the Old Mutual Fund will become the assets and liabilities of the First Eagle Fund, shareholders in the Old Mutual Fund will become shareholders in the First Eagle Fund, and the reorganization would be expected to occur following the close of business December 30, 2011.

A proxy statement providing notice of the shareholder meeting and details of the proposed reorganizations will be mailed to Old Mutual Fund shareholders as of the record date.  The proxy statement will also be available on the Securities and Exchange Commission’s website at http://www.sec.gov or by contacting Old Mutual Funds at 888-772-2888.

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Distributed by Old Mutual Investment Partners
R-11-077  11/2011